UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 31, 2022

ProPetro Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1706 S. Midkiff Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 688-0012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PUMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2022, ProPetro Services, Inc. (“ProPetro Services”), a wholly owned subsidiary of ProPetro Holding Corp. (the “Company”), entered into an amended and restated pressure pumping services agreement (the “A&R Pressure Pumping Services Agreement”) with Pioneer Natural Resources USA, Inc. (“Pioneer”), a wholly-owned subsidiary of Pioneer Natural Resources Company (NYSE: PXD), pursuant to which ProPetro Services will provide pressure pumping services to Pioneer. Pursuant to the A&R Pressure Pumping Services Agreement, ProPetro Services will deliver and dedicate hydraulic fracturing fleets to provide fracture stimulation pumping services and provide associated products in connection with such services. Pioneer will pay ProPetro Services certain fees, including a service fee invoiced by well or by pad and calculated based on the equipment and other services provided to Pioneer.

The A&R Pressure Pumping Services Agreement is effective as of January 1, 2022, will terminate on December 31, 2022, and may be extended through 2023.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the A&R Pressure Pumping Services Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 7.01	Regulation FD Disclosure.

On April 4, 2022, the Company issued a press release announcing the execution of the A&R Pressure Pumping Services Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information furnished with this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description of Exhibit
10.1*	Amended and Restated Pressure Pumping Services Agreement, dated as of March 31, 2022, but effective as of January 1, 2022, between Pioneer Natural Resources USA, Inc. and ProPetro Services, Inc.
99.1	Press release dated April 4, 2022.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

*	Schedules and similar attachments have been omitted pursuant to Regulation S-K Item 601(a)(5). The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPETRO HOLDING CORP.

Date: April 4, 2022	By:	/s/ Newton W. Wilson III
Newton W. Wilson III
General Counsel and Corporate Secretary

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